UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 S. Friendswood Drive, Suite 201 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2019, Castle Biosciences, Inc. (the “Company”) entered into a Standard Office Lease (the “3707 Lease”) with Alturas Siete II, LLC (the “3707 Landlord”) for the lease of certain office space, totaling approximately 11,555 square feet, in Phoenix, Arizona. The Company intends to use such space for clinical and research laboratory purposes as well as general office use. The 3707 Lease is expected to commence on or about January 1, 2020 and has an initial term of 91 months, or through approximately August 1, 2027 (the “Initial Term”). The 3707 Lease provides the Company with options to extend the Initial Term for two additional renewal periods of five years each. During the first 12 months of the Initial Term, the Company is required to pay base rent of $20.00 per square foot per year ($19,258.33 per month). Thereafter, the base rent will increase annually by $0.50 per square foot per year (an increase of $481.46 per month). If the Company elects to extend the 3707 Lease beyond the Initial Term, then the base rent for the first 12 months of any such renewal period will be the greater of the then-fair market rental value and the base rent then in effect. For each subsequent 12-month period thereafter through the remainder of such renewal period, the base rent will increase by 3.0% annually. In addition to the base rent, the Company is also required to pay its pro rata share of certain specified direct costs (including tax costs and operating costs) of the 3707 Landlord.

On December 16, 2019, the Company entered into a Second Amendment to Standard Office Lease (the “3737 Lease Amendment”) with Alturas Siete I, LLC (the “3737 Landlord”) to amend its Standard Office Lease, dated October 5, 2015, as previously amended by the First Amendment to Lease, dated December 4, 2018, between the 3737 Landlord and the Company (the “3737 Lease”). Pursuant to the 3737 Lease Amendment, among other things, the term of the 3737 Lease was extended by 48 months, such that the expiration date is now July 31, 2027. Additionally, the 3737 Amendment provides the Company with options to extend the term of the 3737 Lease for two additional renewal periods of five years each. Beginning on August 1, 2023, the base rent will be $21.50 per rentable square foot per year ($21,349.50 per month) with annual increases each subsequent March 1 of $0.50 per square foot per year (an increase of $496.50 per month). If the Company elects to extend the 3737 Lease, then the base rent for the first 12 months of any such renewal period will be the greater of the then-fair market rental value and the base rent in effect at the time. For each subsequent 12-month period thereafter through the remainder of such renewal period, the base rent will increase by 3.0% annually.

On December 17, 2019, the Company entered into a Commercial Lease (the “Friendswood Lease”) with Tannos Land Holding III, LLC (the “Friendswood Landlord”) for the lease of certain office space, totaling approximately 21,760 square feet, in Friendswood, Texas. The Company intends to use such space for general office use and related incidental uses. The term of the Friendswood Lease will begin upon the completion of certain leasehold improvements by the Friendswood Landlord, which is expected to be on or prior to August 1, 2020 (the “Commencement Date”), and continue for an initial term of 60 months from the Commencement Date, or through approximately August 1, 2025. The Friendswood Lease provides the Company with an option to extend the term of the Friendswood Lease for one additional five-year period. During the initial 60-month term, the Company is required to remit base rent of $22.20 per rentable square foot per year ($40,256 per month). If the Company elects to extend the Friendswood Lease, then the base rent for the additional five-year period will be the then-fair market rental value of the leased premises; provided that the base rent shall not be greater than 110%, nor less than 90%, of the base rent paid during the initial 60-month term. In addition to the base rent, the Company is also required to pay its pro rata share of certain specified direct costs (including tax costs, insurance costs and operating costs) of the Friendswood Landlord.

A copy of the 3707 Lease, the 3737 Lease Amendment and the Friendswood Lease are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and the foregoing descriptions of the terms of the 3707 Lease, the 3737 Lease Amendment and the Friendswood Lease are qualified in their entirety by reference to such exhibits.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2020 Salary and Target Bonus Information for Certain Executive Officers
On December 13, 2019, the Board of Directors (the “Board”) of the Company approved (i)  increases in base salaries effective as of January 1, 2020 and (ii)  performance bonus targets for the year ending December 31, 2020 for certain of the Company’s executive officers as set forth below. The performance bonus targets for the year ending December 31, 2020 are expressed as a percentage of the corresponding 2020 base salary.
The following table sets forth the amounts approved by the Board:

Name	2020 Base Salary ($)	2020 Target Bonus (% of Base Salary)
Derek J. Maetzold
President and Chief Executive Officer	550,000	80%
Federico A. Monzon, M.D., FCAP
Chief Medical Officer	400,000	45%
Frank Stokes
Chief Financial Officer	400,000	50%

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1	Standard Office Lease, dated December 16, 2019, by and between the Company and Alturas Siete, II, LLC.
10.2	Second Amendment to Standard Office Lease, dated December 16, 2019, by and between the Company and Alturas Siete, I, LLC.
10.3	Commercial Lease, dated December 17, 2019, by and between the Company and Tannos Land Holding III, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: December 19, 2019

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